                                                                    Exhibit 99.1






                       C.L. McIntosh & Associates, Inc.

                             Financial Statements

                         Year ended December 31, 1995



                                   Contents

Report of Independent Auditors............................................. 1

Financial Statements

Statement of Financial Position............................................ 2
Statement of Operations.................................................... 4
Statement of Changes in Shareholders' Equity............................... 5
Statement of Cash Flows.................................................... 6
Notes to Financial Statements.............................................. 7

                        Report of Independent Auditors


Board of Directors
C.L. McIntosh & Associates, Inc.

We have audited the statement of financial position of C.L. McIntosh & Associates, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.L. McIntosh & Associates, Inc. at December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                                         /s/ Ernst & Young LLP



Minneapolis, Minnesota
December 5, 1996, except for Note 7, as to which the date is December 31, 1996

                       C.L. McIntosh & Associates, Inc.

                        Statement of Financial Position


                               December 31, 1995



Assets

Current Assets:
 Cash                             $  166,605
 Accounts receivable                 937,036
 Prepaid insurance                     3,999
                                  ----------
Total current assets               1,107,640

Fixed assets:
 Computer equipment                   98,013
 Office furniture and fixtures       171,892
 Leasehold improvements               24,899
 Accumulated depreciation           (196,785)
                                  ----------
                                      98,019
Other assets:
 Security deposits                     8,484
                                  ----------
Total assets                      $1,214,143
                                  ==========

Liabilities and shareholders' equity
Current liabilities
   Accounts payable                                                $   84,000
   Accrued expenses payable                                            28,321
   Current portion of long-term debt                                   10,814
   Client retainers                                                    87,142
   Accrued salaries                                                   104,542
   Accrued bonus payroll                                               37,239
   Accrued profit sharing                                              90,000
   Short-term debt                                                     80,000
                                                                   ----------
Total current liabilities                                             522,058

Long-term liabilities
   Long-term debt                                                      18,953
   Less current portion                                               (10,814)
                                                                   ----------
                                                                        8,139

Shareholder's equity
   Common Stock                                                           100
   Retained earnings                                                  683,846
                                                                   ----------
Total shareholders' equity                                            683,946
                                                                   ----------
Total liabilities and shareholders' equity                         $1,214,143
                                                                   ==========

See accompanying notes.

                       C.L. McIntosh & Associates, Inc.

                            Statement of Operations

                         Year ended December 31, 1995




Revenue
  Service fees                                                     $3,985,534
Cost of sales                                                       2,230,719
                                                                   ----------
Gross profit                                                        1,664,815

Operating expenses
  Selling and marketing                                               257,623
  General and administration                                          900,562
                                                                   ----------
Total operating expenses                                            1,158,185
                                                                   ----------
Income from operations                                                506,630
Interest expense, net                                                 (12,046)
                                                                   ----------
Net income                                                         $  494,584
                                                                   ==========

See accompanying notes

                       C.L. McIntosh & Associates, Inc.

                 Statement of Changes in Shareholders' Equity

                         Year ended December 31, 1995


                                             Common Stock           Retained
                                       Shares   Amount   Earnings    Total
                                     ----------------------------------------
Balance at December 31, 1994             100     $100    $219,976   $220,076
  Shareholder distributions                               (30,714)   (30,714)
  Net income for the year                                 494,584    494,584
                                     ----------------------------------------
Balance at December 31, 1995             100     $100    $683,846   $683,946
                                     ========================================

See accompanying notes.

                       C.L. McIntosh & Associates, Inc.

                            Statement of Cash Flows

                         Year ended December 31, 1995


Operating Activities
Net income                                                         $  494,584
Adjustments to reconcile net income to net cash provided by
  operating activities
     Depreciation                                                      53,062
     Changes in operating assets and liabilities
       Accounts receivable                                           (421,527)
       Prepaid insurance                                               (3,999)
       Security deposits                                                1,188
       Accounts payable                                               (42,581)
       Accrued expenses payable                                         1,086
       Client retainers                                                82,258
       Accrued bonus payable                                           37,239
       Accrued salaries                                                10,626
       Accrued profit sharing                                          32,200
                                                                   ----------
Net cash provided by operating activities                             244,136

Investing activities

Purchases of fixed assets                                             (31,672)
                                                                   ----------
Net cash used in investing activities                                 (31,672)

Financing activities

Payments on short-term and long-term debt                             (49,819)

Distributions to shareholders                                         (30,714)
                                                                   ----------
Net cash used in financing activities                                 (80,533)
                                                                   ----------
Increase in cash                                                      131,931

Cash at beginning of year                                              34,674
                                                                   ----------
Cash at end of year                                                  $166,605
                                                                   ==========

See accompanying notes

                       C.L. McIntosh & Associates, Inc.

                         Notes to Financial Statements

                               December 31, 1995

1. Description of Business

The Company provides a full range of medical and regulatory affairs services for clients throughout the United States, Western Europe, Israel and Japan. Services include regulatory strategic planning and implementation; clinical research and study management; statistical design, analysis, and interpretation; regulatory submissions and compliance; and training and education.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes revenue from consulting services over the period in which consulting services are performed.

Equipment and Fixtures

Equipment and fixtures are stated at cost. The Company provides for depreciation using accelerated methods at rates designed to amortize the cost of equipment and fixtures over their estimated useful lives of seven to thirty-one and a half years.

Income Taxes

The Company is a Subchapter S Corporation for income tax purposes. Accordingly, taxable income and other items of tax consequence are passed through directly to the respective shareholders.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       C.L. McIntosh & Associates, Inc.

3.   SHORT-TERM DEBT

The Company's balance on its line of credit at December 31, 1995 was $80,000, the entirety of which is due on May 1, 1996, along with unpaid accrued interest of one percent over the bank's prime rate (8.5% at December 31, 1995). The weighted-average interest rate on the borrowings in fiscal 1995 was 9.75%.

4.   LONG-TERM DEBT


Note payable, interest at 10% payable monthly, secured by accounts
  receivable, principal due September 15, 1997                                       $15,420

Note payable, interest at 10% payable monthly, secured by accounts
  receivable, principal due June 30, 1997                                              3,533

Total long-term debt                                                                  18,953
Less current portion                                                                  10,814
                                                                                     -------
Long-term debt, net of current portion                                               $ 8,139
                                                                                     =======

Required payments of principal on long-term debt for the years following December 31, 1995 are summarized as follows:

1996                                                                                 $10,814
                                                                                       8,139
                                                                                     -------
                                                                                     $18,953
                                                                                     =======

Interest paid during fiscal year 1995 totaled $12,682

                       C.L. McIntosh & Associates, Inc.

5.   Leases

The Company leases its office space, certain office equipment and vehicles under operating leases. The office lease expires September 1998, and the remaining leases expire at various times in 1996 and 1997. Future minimum lease payments under the leases at December 31, 1995 are as follows:


     Fiscal year
        1996                                                    $  241,809
        1997                                                       236,017
        1998                                                       240,486
        1999                                                       245,112
        2000                                                       248,983
     Thereafter                                                    105,276
                                                                ----------
                                                                $1,317,683
                                                                ==========

Rent expense for the year ended December 31, 1995 was $120,414.

6.   Significant Customer

The Company sells a substantial portion of its product to one customer. During 1995, sales to this customer totaled $631,754. At December 31, 1995, the amount due from this customer included in accounts receivable was $119,401.

7.   Subsequent Events

The Company borrowed $150,000 on July 1, 1996 at a rate of 1% over the bank's prime rate, collateralized by general assets of the Company due along with accrued unpaid interest on July 1, 1997. Accrued interest payments are due monthly.

Effective December 31, 1996, the Company merged with Summit Medical Systems, Inc., through a pooling of interests in which all of the outstanding shares of the Company's common stock were exchanged for 976,453 shares of the combined entity's common stock.

                       C.L. McIntosh & Associates, Inc.

7.   Subsequent Events (continued)

As a result of the transaction, pro forma income per share would be as follows:


     Net income                                           $ 494,584
     Pro forma income tax expenses                          197,800
                                                          ---------
     Pro forma net income                                 $ 296,784
                                                          =========

     Income per share of common stock                     $   2,968
                                                          =========

  Weighted average number of common shares outstanding          100
                                                          =========